Form N-SAR

Sub-Item 77Q1(e)
Copies of New or Amended Registrant Investment Advisory Contracts
Janus Global Opportunities Fund
2-34393, 811-1879


Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global
 Value Fund is incorporated herein by reference to
Exhibit 4(ss) to Post-Effective Amendment No. 110 to Janus Investment Funds' registration statement on Form N-1A, filed on December
23, 2003, accession number 0001035704-03-000849 (File No. 2-34393).